UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date Earliest Event Reported): May 12, 2020
____________________
TransUnion

(Exact name of registrant as specified in its charter)
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Delaware	001-37470	61-1678417
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 West Adams Street,	Chicago,	Illinois	60661
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code: (312) 985-2000
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Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)
☐Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))
☐Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TRU	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced, Leo F. Mullin’s retirement from the Board of Directors was effective at the Annual Meeting of Stockholders on May 12, 2020 (the “Annual Meeting”). His decision not to stand for re-election was not the result of any disagreement with management or the Board related to our operations, policies or practices. Ms. Pamela A. Joseph’s appointment as Chairperson of the Board was effective at the Annual Meeting.

The Board of Directors previously adopted, subject to stockholder approval, amendments to the Company’s 2015 Omnibus Incentive Plan (the “Amended and Restated Plan”) to (i) increase the number of shares reserved for issuance by 7 million, thereby increasing the share limit to 12,400,000 shares, (ii) extend the term through May 12, 2030 and (iii) make certain additional clarifying and administrative updates. As reported below, at the Annual Meeting, the Company’s stockholders approved the amendment and restatement of the plan, including items (i), (ii) and (iii) above.

The foregoing description of the Amended and Restated Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Plan, which is attached hereto as Exhibit 10.1.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As reported below, at the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to declassify the Board of Directors over the next three years such that all directors will stand for election on an annual basis beginning with the 2022 Annual Meeting of Stockholders (the “Declassification Amendment”). At the Annual Meeting, the Company’s stockholders also approved the Third Amended and Restated Certificate of Incorporation (the “Amended Charter”), which amended and restated the Company’s Second Amended and Restated Certificate of Incorporation (the “Charter”) to (i) reflect the Declassification Amendment, (ii) eliminate the supermajority voting requirements that existed for certain amendments to the Charter and the Bylaws and for the removal of directors, (iii) remove the corporate opportunity waiver provisions included in the Charter, and (iv) remove certain rights, privileges and protections included in the Charter relating to former significant stockholders of the Company that have expired by their terms.

In addition, in connection with stockholder approval of the Amended Charter, the Board made conforming amendments to the Bylaws, effective May 12, 2020, including (i) deleting references to our former significant stockholders, (ii) removing references to director classes, and (iii) providing that the Bylaws may be amended or repealed by a majority vote at any meeting of stockholders or at any meeting of the Board duly called and held.

The foregoing description is qualified in its entirety by reference to the full text of the Declassification Amendment, Amended Charter and Bylaws, which are attached hereto as Exhibits 3.1.1, 3.1.2 and 3.2, respectively.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The stockholders of the Company voted on the following proposals at the Annual Meeting:

1.
Amendment and restatement of our Charter to declassify the Board of Directors over the next three years such that all directors will stand for election on an annual basis beginning with the 2022 Annual Meeting of Stockholders.

2.
Amendment and restatement of our Charter to eliminate the supermajority voting provisions relating to amendments to our Charter and Bylaws (Proposal 2(a)) and to the removal of directors (Proposal 2(b)).

3.	Amendment and restatement of our Charter to remove the corporate opportunity waiver provisions of the Charter.

4.
Amendment and restatement of our Charter to remove certain rights, privileges and protections included in the Charter relating to former significant stockholders of TransUnion that have expired by their terms and to make other technical revisions to the Charter.

5.	Election of three directors to serve a one-year term expiring at the 2021 Annual Meeting.

6.
Amendment and restatement of our 2015 Omnibus Incentive Plan to, among other things, increase the number of shares authorized for issuance by 7 million shares and extend the term of our plan through the tenth anniversary of the date of such amendment and restatement.

7.	Ratification of appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

The final voting results for each of these proposals are detailed below. For additional information on these proposals, please see the Company’s Definitive Proxy Statement.

Proposal 1: Declassification of the Board
The amendment and restatement of our Charter to declassify the Board of Directors over the next three years was approved as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
168,609,583	22,196	33,142	6,592,392

Proposal 2(a): Elimination of Supermajority Provisions Relating to Amendments to Our Charter and Bylaws

The amendment and restatement of our Charter to eliminate the supermajority voting provisions relating to amendments to our Charter and Bylaws was approved as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
168,530,617	98,246	36,058	6,592,392

Proposal 2(b): Elimination of Supermajority Provisions Relating to the Removal of Directors

The amendment and restatement of our Charter to eliminate the supermajority voting provisions relating to the removal of directors was approved as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
168,550,168	78,132	36,621	6,592,392

Proposal 3: Removal of Corporate Opportunity Waiver
The amendment and restatement of our Charter to remove the corporate opportunity waiver provisions of the Charter was approved as follows:

FOR	AGAINST	ABSTAIN
174,969,919	108,386	179,008

Proposal 4: Removal of Charter Provisions Related to Former Significant Stockholders
The amendment and restatement of our Charter to remove certain rights, privileges and protections relating to former significant stockholders of TransUnion that have expired by their terms and to make other technical revisions to the Charter was approved as follows:

FOR	AGAINST	ABSTAIN
175,085,594	67,529	104,190

Proposal 5: Election of Directors
The following nominees were elected to the Board of Directors for a one-year term expiring in 2021:

	FOR	AGAINST	BROKER NON-VOTES
Suzanne P. Clark	168,575,743	89,178	6,592,392
Kermit R. Crawford	168,572,236	92,685	6,592,392
Thomas L. Monahan, III	167,710,409	954,512	6,592,392

The following directors, who were not up for reelection at the Annual Meeting, continue to serve as directors following the meeting: George M. Awad, Christopher A. Cartwright, Russell P. Fradin, Pamela A. Joseph, Siddharth N. (Bobby) Mehta and Andrew Prozes.

Proposal 6: Approval of TransUnion Amended and Restated 2015 Omnibus Incentive Plan

The amendment and restatement of our 2015 Omnibus Incentive Plan to, among other things, increase the number of shares authorized for issuance by 7 million shares and extend the term of our plan through the tenth anniversary of the date of such amendment and restatement was approved as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
164,919,313	3,694,151	51,457	6,592,392

Proposal 7: Ratification of Appointment of Independent Registered Public Accounting Firm
The ratification of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 was approved as follows:

FOR	AGAINST	ABSTAIN
174,748,955	130,984	377,374

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
Exhibit 3.1.1	Certificate of Amendment of Certificate of Incorporation
Exhibit 3.1.2	Third Amended and Restated Certificate of Incorporation of TransUnion
Exhibit 3.2	Third Amended and Restated Bylaws of TransUnion, Amended as of May 12, 2020
Exhibit 10.1	TransUnion Amended and Restated 2015 Omnibus Incentive Plan
Exhibit 104	Cover Page Interactive Data File -- the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.
TRANSUNION
Date: May 18, 2020
By:     /s/ Mick Forde
Name:    Mick Forde
Title:    Senior Vice President